UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 14, 2008
FIRST FINANCIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or other Jurisdiction of Incorporation)	0-7674 (Commission File No.)	75-0944023 (IRS Employer Identification No.)
400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)
Registrant’s Telephone Number (325) 627-7155
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 8.01	OTHER EVENTS
     Attached as Exhibit 99.1 is a press release issued by the Registrant on November 14, 2008 regarding its decision to not apply for funds available through the Capital Purchase Program, which is part of the federal government’s Troubled Asset Relief Program to provide banks with capital.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1 Press Release dated November 14, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC. (Registrant)
DATE: November 14, 2008	By:	/S/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer